UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)             October 29, 2009

EQT CORPORATION
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	1-3551	25-0464690
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code    (412) 553-5700

 (Former name or former address, if changed since last report)
225 North Shore Drive, Pittsburgh, Pennsylvania 15212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02.       Results of Operations and Financial Condition.

Today, EQT Corporation (“EQT”) issued a press release announcing its 2009 third quarter earnings.  A copy of EQT’s press release is attached hereto and furnished as Exhibit 99.1 and is incorporated in this report by reference.

The information in this Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.        Financial Statements and Exhibits.

(d)  Exhibits

99.1  Press release dated October 29, 2009  issued by EQT Corporation

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EQT CORPORATION
(Registrant)

By	/s/ Philip P. Conti
Philip P. Conti
Senior Vice President and Chief Financial Officer

Date:  October 29, 2009

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press release dated October 29, 2009 issued by EQT Corporation